    As filed with the Securities and Exchange Commission on August 4, 2000

                                                   Registration No. 333-________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                               CISCO SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                 CALIFORNIA                            77-0059951
       (State or other jurisdiction         (IRS Employer Identification No.)
     of incorporation or organization)

             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
               (Address of principal executive offices) (Zip Code)

                              ---------------------

            ARROWPOINT COMMUNICATIONS, INC. 1997 STOCK INCENTIVE PLAN ARROWPOINT COMMUNICATIONS, INC. 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
        ARROWPOINT COMMUNICATIONS, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN
             INFOGEAR TECHNOLOGY CORPORATION 1998 STOCK OPTION PLAN


                            -------------------------
                            (Full title of the Plans)

                              ---------------------
                                JOHN T. CHAMBERS
                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
                               CISCO SYSTEMS, INC.
             300 EAST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
                     (Name and address of agent for service)
                                 (408) 526-4000
          (Telephone number, including area code, of agent for service)

                              ---------------------
                         CALCULATION OF REGISTRATION FEE

================================================================================

                                                                   Proposed          Proposed
            Title of                                               Maximum           Maximum
           Securities                             Amount           Offering         Aggregate              Amount of
              to be                               to be             Price            Offering            Registration
           Registered                         Registered(1)      per Share(2)       Price(2)                 Fee
           ----------                       -----------------    ------------     --------------         ------------
 ArrowPoint Communications, Inc.
 1997 Stock Incentive Plan                  15,316,314 shares      $ 3.71         $56,823,524.94          $15,001.41
 Common Stock, par value $0.01

 ArrowPoint Communications, Inc. 2000
 Non-Employee Director Stock Option Plan        63,654 shares      $16.03         $ 1,020,373.62          $   269.38
 Common Stock, par value $0.01

 ArrowPoint Communications, Inc.
 2000 Employee Stock Purchase Plan             30,000  shares      $ 42.52        $1,275,600.00           $   336.76
 Common Stock, par value $0.01

 InfoGear Technology Corporation
 1998 Stock Option Plan                          7,340 shares      $  5.19        $   38,094.60           $    10.06
 Common Stock, par value $0.01              =================                      ============

                                   TOTAL    15,417,308 SHARES                     AGGREGATE FILING FEE    $15,617.61

================================================================================

(1) This Registration Statement shall also cover any additional shares of Registrant's Common Stock which become issuable under the ArrowPoint Communications, Inc. 1997 Stock Incentive Plan, the ArrowPoint Communications, Inc. 2000 Non-Employee Director Stock Option Plan, the ArrowPoint Communications, Inc. 2000 Employee Stock Purchase Plan and/or the InfoGear Technology Corporation 1998 Stock Option Plan, by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

        Cisco Systems, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

        (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended July 31, 1999, filed with the Commission on September 28, 1999, as amended on Form 10-K405/A filed with the Commission on February 3, 2000, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the " 1934 Act");

        (b) The Registrant's Current Reports on Form 8-K filed with the Commission on August 13, 1999 (as amended on Form 8-K/A filed with the Commission on August 13, 1999), August 26, 1999, September 27, 1999, October 20, 1999, November 4, 1999, November 17, 1999,
              December 15, 1999 (as amended on Form 8-K/A filed with the Commission on February 3, 2000 and on Form 8-K/A-1 filed with the Commission on August 4, 2000), December 22, 1999, February 17, 2000, March 16, 2000, March 27, 2000, March 28, 2000, April 3,
              2000, May 3, 2000, May 15, 2000, May 18, 2000, May 26, 2000, June
              7, 2000, June 29, 2000 and July 28, 2000;

        (c) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended October 30, 1999, January 29, 2000 and April 29, 2000, filed with the Commission on December 14, 1999, (as amended on Form 10-Q/A filed with the Commission on February 3, 2000), March 14, 2000 and June 13, 2000, respectively;

        (d) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with the Commission on January 11, 1990, together with Amendment No. 1 on Form 8-A/A filed with the Commission on February 15, 1990, and including any other amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock, and;

        (e) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with the Commission on June 11, 1998, including any amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's Preferred Stock Purchase Rights.

              All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

        Not Applicable.

Item 5. Interests of Named Experts and Counsel

        Not Applicable.

Item 6. Indemnification of Directors and Officers

        Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant indemnity to directors and officers in terms sufficiently broad to permit indemnification (including reimbursement of expenses incurred) under certain circumstances for liabilities arising under the Securities Act of 1933, as amended, (the "1933 Act"). The Registrant's Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code. In addition, the Registrant has entered into Indemnification Agreements with each of its directors and officers.

Item 7. Exemption from Registration Claimed

        Not Applicable.

Item 8. Exhibits

   Exhibit
    Number      Exhibit
  ---------     -------
     4          Instruments Defining the Rights of Stockholders. Reference is
                made to Registrant's Registration Statements No. 000-18225 on
                Form 8-A, together with the amendments and exhibits thereto, which are incorporated herein by reference pursuant to Items
                3(d) and 3(e).

     5          Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1        Consent of PricewaterhouseCoopers LLP, Independent Accountants.

    23.2        Consent of Brobeck, Phleger & Harrison LLP is contained in
                Exhibit 5.

    24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

    99.1        ArrowPoint Communications, Inc. 1997 Stock Incentive Plan.

    99.2        Form of Incentive Stock Option Agreement.

    99.3        Form of Nonstatutory Stock Option Agreement.

    99.4        ArrowPoint Communications, Inc. 2000 Non-Employee Director Stock
                Option Plan.

    99.5        Form of Nonstatutory Stock Option Agreement.

    99.6        ArrowPoint Communications, Inc. 2000 Employee Stock Purchase
                Plan.

    99.7        Form of Stock Option Assumption Agreement-1997 Incentive Plan.

    99.8        Form of Stock Option Assumption Agreement-2000 Non-Employee
                Director Stock Option Plan.

    99.9*       InfoGear Technology Corporation 1998 Stock Option Plan.

    99.10*      Form of Stock Option Agreement.

        * Exhibits 99.9 and 99.10 are incorporated herein by reference to Exhibits 99.1 and 99.2, respectively of Registrant's Registration Statement No. 333-39902 on Form S-8 filed with the Commission on June 22, 2000.

Item 9. Undertakings

        A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the ArrowPoint Communications, Inc. 1997 Stock Incentive Plan, the ArrowPoint Communications, Inc. 2000 Non-Employee Director Stock Option Plan, the ArrowPoint Communications, Inc. 2000 Employee Stock Purchase Plan and/or the InfoGear Technology Corporation 1998 Stock Option Plan.

        B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on this 4th day of August, 2000.

                                        CISCO SYSTEMS, INC.


                                        By: /s/ JOHN T. CHAMBERS
                                           -------------------------------------
                                           John T. Chambers
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John T. Chambers and Larry R. Carter, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature                              Title                                            Date
---------                              -----                                            ----
/s/ JOHN T. CHAMBERS                   President, Chief Executive                 August 4, 2000
----------------------------           Officer and Director
John T. Chambers                       (Principal Executive Officer)


/s/ LARRY R. CARTER                    Senior Vice President, Finance             August 4, 2000
----------------------------           and Administration, Chief Financial
Larry R. Carter                        Officer, Secretary and Director
                                       (Principal Financial and Accounting
                                       Officer)


/s/ JOHN P. MORGRIDGE                  Chairman of the Board and                  August 4, 2000
---------------------------            Director
John P. Morgridge


/s/ DONALD T. VALENTINE                Vice Chairman of the Board and             August 4, 2000
---------------------------            Director
Donald T. Valentine

Signature                              Title                                            Date
---------                              -----                                            ----
/s/ JAMES F. GIBBONS                   Director                                   August 4, 2000
----------------------------
James F. Gibbons

/s/ STEVEN M. WEST                     Director                                   August 4, 2000
----------------------------
Steven M. West

/s/ EDWARD R. KOZEL                    Director                                   August 4, 2000
----------------------------
Edward R. Kozel

/s/ CAROL A. BARTZ                     Director                                   August 4, 2000
----------------------------
Carol A. Bartz

/s/ JAMES C. MORGAN                    Director                                   August 4, 2000
----------------------------
James C. Morgan

/s/ MARY CIRILLO                       Director                                   August 4, 2000
----------------------------
Mary Cirillo

/s/ ARUN SARIN                         Director                                   August 4, 2000
----------------------------
Arun Sarin

                                       Director
----------------------------
Jerry Yang

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                               CISCO SYSTEMS, INC.

                                        EXHIBIT INDEX

   Exhibit
    Number      Exhibit
  ---------     -------
     4          Instruments Defining the Rights of Stockholders. Reference is
                made to Registrant's Registration Statements No. 000-18225 on
                Form 8-A, together with the amendments and exhibits thereto, which are incorporated herein by reference pursuant to Items
                3(d) and 3(e).

     5          Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1        Consent of PricewaterhouseCoopers LLP, Independent Accountants.

    23.2        Consent of Brobeck, Phleger & Harrison LLP is contained in
                Exhibit 5.

    24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

    99.1        ArrowPoint Communications, Inc. 1997 Stock Incentive Plan.

    99.2        Form of Incentive Stock Option Agreement.

    99.3        Form of Nonstatutory Stock Option Agreement.

    99.4        ArrowPoint Communications, Inc. 2000 Non-Employee Director Stock
                Option Plan.

    99.5        Form of Nonstatutory Stock Option Agreement.

    99.6        ArrowPoint Communications, Inc. 2000 Employee Stock Purchase
                Plan.

    99.7        Form of Stock Option Assumption Agreement-1997 Incentive Plan.

    99.8        Form of Stock Option Assumption Agreement-2000 Non-Employee
                Director Stock Option Plan.

    99.9*       InfoGear Technology Corporation 1998 Stock Option Plan.

    99.10*      Form of Stock Option Agreement.

        * Exhibits 99.9 and 99.10 are incorporated herein by reference to Exhibits 99.1 and 99.2, respectively of Registrant's Registration Statement No. 333-39902 on Form S-8 filed with the Commission on June 22, 2000.